UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock
Hedged Equity & Income Fund

Annual Report
10.31.12

Ticker | **HEQ**

Management’s discussion of
Fund performance

By Wellington Management Company, LLC

During the one-year period ended October 31, 2012, global equities surged higher in response to central bank interventions around the globe, better-than-feared corporate earnings and strength in the U.S. housing market.

For the one-year period ended October 31, 2012, John Hancock Hedged Equity & Income Fund posted a total return of 12.17% at net asset value (NAV) and 15.14% at market price. The Fund’s performance at NAV and its performance at market price differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. The Fund’s reference benchmark, the Russell 3000 Index, returned 14.75%. Overall, the Fund’s results were negatively impacted by the options strategy. Additionally, within the equity strategy, weak stock selection hurt relative results, as did allocation among sectors, a residual of the stock selection process.

With respect to the options strategy, the put options strategy detracted from total performance, since the value of this protection decreased as equity markets advanced (the S&P 500 Index gained 15.21%). On the other hand, the Fund benefited from receiving premiums for writing call options, which partially offset losses on purchased puts.

While the Fund’s equity strategy posted strong positive absolute returns for the period, it lagged its benchmark, the Russell 3000 Index. Stock selection within the Fund’s equity strategy detracted from relative results, as did allocation among sectors. However, our process is centered on bottom-up stock selection and sector allocation is a by-product of that bottom-up process. Stocks within the information technology and energy sectors underperformed those of the index. Worldwide money movement and payment services provider The Western Union Company and exploration and production company Occidental Petroleum Corp. were among the top detractors from relative performance. Stocks within the consumer discretionary and financial sectors helped relative returns. Lowe’s Companies, Inc., a home improvement retailer, and The Sherwin-Williams Company, a premium paint manufacturer and retailer, were among the top contributors.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Wellington Management is an independent and unaffiliated investment subadviser.

Past performance is no guarantee of future results.

The extent of the Fund’s use of written call options and put option spreads may vary over time depending on the subadviser’s assessment of market circumstances and other factors. A call option is in-the-money for the buyer if the price of the underlying security is above the strike price and is out-of-the-money for the buyer if the price of the underlying security is below the strike price. A put option is in-the-money for the buyer if the price of the underlying security is below the strike price. Call and put option strategies are subject to change due to active management.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Hedged Equity & Income Fund	7

Portfolio summary

Top 10 Holdings (16.6% of Net Assets on 10-31-12)[1,2]

Apple, Inc.	2.2%	Oracle Corp.	1.5%

Wells Fargo & Company	2.0%	Occidental Petroleum Corp.	1.5%

Lowe’s Companies, Inc.	1.9%	United Parcel Service, Inc., Class B	1.4%

Cisco Systems, Inc.	1.8%	Microsoft Corp.	1.3%

Johnson & Johnson	1.7%	Merck & Company, Inc.	1.3%

Sector Composition[1,3]

Information Technology	17.4%	Options Purchased	3.5%

Consumer Discretionary	14.9%	Materials	3.5%

Industrials	13.9%	Utilities	1.8%

Financials	13.8%	Telecommunication Services	1.0%

Health Care	12.3%	Short-Term Investments & Other
		Assets and Liabilities, Net	1.7%
Energy	9.7%

Consumer Staples	6.5%

Portfolio Composition[1]

Common Stocks	94.8%	Short-Term Investments & Other
		Assets and Liabilities, Net	1.7%
Options Purchased	3.5%

1 As a percentage of net assets on 10-31-12.

2 Excludes cash and cash equivalents.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Hedged Equity & Income Fund | Annual report

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 94.8%		$232,473,025

(Cost $224,601,947)

Consumer Discretionary 14.9%		36,659,963

Auto Components 0.5%

Allison Transmission Holdings, Inc.	59,105	1,193,330

WABCO Holdings, Inc. (I)	2,240	131,197

Automobiles 0.3%

Great Wall Motor Company, Ltd., H Shares	36,500	100,459

Harley-Davidson, Inc.	15,785	738,107

Distributors 0.1%

LKQ Corp. (I)	10,140	211,825

Diversified Consumer Services 0.3%

Allstar Co-Invest Block Feeder LLC (I)(R)	236,300	228,880

Matthews International Corp., Class A	13,880	399,328

Hotels, Restaurants & Leisure 0.8%

Buffalo Wild Wings, Inc. (I)	2,920	221,774

Burger King Worldwide, Inc.	23,396	347,665

CEC Entertainment, Inc.	14,080	436,480

Choice Hotels International, Inc.	4,680	146,437

Sands China, Ltd.	40,800	153,229

Starwood Hotels & Resorts Worldwide, Inc.	3,400	176,290

Yum! Brands, Inc.	4,936	346,063

Household Durables 1.1%

Helen of Troy, Ltd. (I)	6,000	181,320

Jarden Corp.	2,490	124,002

Lennar Corp., Class A	3,010	112,785

Mohawk Industries, Inc. (I)	1,300	108,511

NVR, Inc. (I)	1,905	1,721,625

PulteGroup, Inc. (I)	17,950	311,253

Internet & Catalog Retail 0.9%

Amazon.com, Inc. (I)	6,514	1,516,589

Expedia, Inc.	2,150	127,173

HomeAway, Inc. (I)	5,190	133,435

priceline.com, Inc. (I)	519	297,787

Shutterfly, Inc. (I)	6,860	207,584

See notes to financial statements	Annual report | Hedged Equity & Income Fund	9

	Shares	Value
Leisure Equipment & Products 0.9%

Hasbro, Inc.	26,180	$942,218

Mattel, Inc. (C)	29,661	1,090,932

Polaris Industries, Inc.	1,960	165,620

Media 3.7%

AMC Networks, Inc., Class A (I)	5,940	277,517

Arbitron, Inc.	15,090	548,672

Comcast Corp., Class A	12,866	482,604

Discovery Communications, Inc., Series C (I)	3,800	208,164

News Corp., Class A	12,013	287,351

Omnicom Group, Inc.	47,179	2,260,346

Sirius XM Radio, Inc. (I)	244,891	685,695

The Walt Disney Company	35,318	1,733,054

Thomson Reuters Corp.	31,920	902,059

Time Warner, Inc.	40,580	1,763,201

Multiline Retail 1.0%

Dollar Tree, Inc. (I)	3,954	157,646

Family Dollar Stores, Inc.	4,680	308,693

Fred’s, Inc., Class A	27,700	375,335

Macy’s, Inc.	4,700	178,929

Target Corp. (C)	22,920	1,461,150

Specialty Retail 4.5%

Advance Auto Parts, Inc.	23,990	1,701,851

Ascena Retail Group, Inc. (I)	21,440	424,512

Bed Bath & Beyond, Inc. (I)	2,621	151,179

CarMax, Inc. (I)	10,780	363,825

Dick’s Sporting Goods, Inc.	4,990	249,500

DSW, Inc., Class A	3,730	233,461

Francesca’s Holdings Corp. (I)	5,800	171,274

GNC Holdings, Inc., Class A	5,740	221,966

Lowe’s Companies, Inc. (C)	140,730	4,556,837

Monro Muffler Brake, Inc.	1,340	45,453

O’Reilly Automotive, Inc. (I)	2,093	179,328

PetSmart, Inc.	3,732	247,767

Ross Stores, Inc.	1,529	93,193

Stage Stores, Inc.	24,810	607,845

The Buckle, Inc.	3,866	174,627

The Cato Corp., Class A	21,480	609,602

The Home Depot, Inc.	6,025	369,815

TJX Companies, Inc.	4,106	170,933

Urban Outfitters, Inc. (I)	14,910	533,182

Textiles, Apparel & Luxury Goods 0.8%

Burberry Group PLC	15,846	299,419

Coach, Inc.	4,892	274,197

Hanesbrands, Inc. (I)	9,550	319,639

Lululemon Athletica, Inc. (I)	8,467	584,308

Michael Kors Holdings, Ltd. (I)	3,950	216,026

10	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)

PVH Corp.	2,280	$250,777

Under Armour, Inc., Class A (I)	2,050	107,133

Consumer Staples 6.5%		15,895,684

Beverages 2.1%

Constellation Brands, Inc., Class A (I)	6,900	243,846

Molson Coors Brewing Company, Class B	23,090	996,103

PepsiCo, Inc. (C)	43,886	3,038,667

The Coca-Cola Company	21,886	813,721

Food & Staples Retailing 1.0%

Casey’s General Stores, Inc.	7,240	373,222

Costco Wholesale Corp.	3,766	370,687

CVS Caremark Corp.	12,301	570,766

Wal-Mart Stores, Inc.	10,384	779,008

Walgreen Company	14,090	496,391

Food Products 2.2%

General Mills, Inc.	30,170	1,209,214

Green Mountain Coffee Roasters, Inc. (I)	13,259	320,337

Kraft Foods Group, Inc. (I)	35,070	1,594,984

Mondelez International, Inc., Class A	15,540	412,432

Post Holdings, Inc. (I)	6,800	214,540

Ralcorp Holdings, Inc. (I)	6,050	436,750

Unilever NV — NY Shares	31,240	1,146,196

Tobacco 1.2%

Philip Morris International, Inc.	32,507	2,878,820

Energy 9.7%		23,704,800

Energy Equipment & Services 1.7%

Baker Hughes, Inc.	23,370	980,839

Bristow Group, Inc.	5,660	282,547

Core Laboratories NV	1,213	125,740

Diamond Offshore Drilling, Inc.	4,524	313,242

McDermott International, Inc. (I)	29,445	315,356

National Oilwell Varco, Inc.	4,663	343,663

Oceaneering International, Inc.	8,999	470,918

Petrofac, Ltd.	7,124	184,864

Schlumberger, Ltd.	7,530	523,561

SEACOR Holdings, Inc. (I)	4,680	410,483

Transocean, Ltd.	4,700	214,743

Oil, Gas & Consumable Fuels 8.0%

Anadarko Petroleum Corp.	26,106	1,796,354

Apache Corp.	2,050	169,638

BG Group PLC	113,926	2,113,744

BP PLC, ADR	61,665	2,644,812

Cabot Oil & Gas Corp.	9,820	461,344

Chesapeake Energy Corp.	8,030	162,688

Chevron Corp.	17,190	1,894,510

Cobalt International Energy, Inc. (I)	11,740	244,309

CONSOL Energy, Inc.	5,100	179,316

See notes to financial statements	Annual report | Hedged Equity & Income Fund	11

	Shares	Value
Oil, Gas & Consumable Fuels (continued)

EOG Resources, Inc.	5,955	$693,698

Exxon Mobil Corp. (C)	24,528	2,236,218

Halcon Resources Corp. (I)	16,872	109,162

Occidental Petroleum Corp.	46,187	3,646,926

Peabody Energy Corp.	5,000	139,500

Penn Virginia Corp.	12,000	54,240

Pioneer Natural Resources Company	4,260	450,069

Plains Exploration & Production Company (I)	6,480	231,077

Royal Dutch Shell PLC, ADR, Class B	21,240	1,500,181

Southwestern Energy Company (I)	11,410	395,927

Valero Energy Corp.	7,580	220,578

Whiting Petroleum Corp. (I)	4,630	194,553

Financials 13.8%		33,737,181

Capital Markets 2.3%

Affiliated Managers Group, Inc. (I)	1,350	170,775

Ares Capital Corp.	25,770	449,944

BlackRock, Inc.	9,885	1,874,987

Invesco, Ltd.	30,505	741,882

LPL Financial Holdings, Inc.	10,250	299,300

Raymond James Financial, Inc.	5,100	194,514

SEI Investments Company	64,045	1,401,305

T. Rowe Price Group, Inc.	6,690	434,449

Commercial Banks 5.6%

Credit Agricole SA (I)	22,939	174,184

Cullen/Frost Bankers, Inc.	3,235	178,896

Erste Group Bank AG (I)	6,640	167,298

First Midwest Bancorp, Inc.	36,190	447,670

First Niagara Financial Group, Inc.	68,410	566,435

First Republic Bank	14,185	487,255

Hancock Holding Company	7,940	250,825

International Bancshares Corp.	25,600	464,640

Lloyds Banking Group PLC (I)	351,042	230,795

M&T Bank Corp.	17,245	1,795,205

MB Financial, Inc.	14,700	297,822

PNC Financial Services Group, Inc.	43,745	2,545,522

Royal Bank of Scotland Group PLC (I)	35,040	156,320

Societe Generale SA (I)	8,050	257,826

UniCredit SpA (I)	43,610	193,863

Webster Financial Corp.	20,980	461,560

Wells Fargo & Company (C)	145,248	4,893,405

Westamerica Bancorp.	3,200	141,184

Consumer Finance 0.1%

American Express Company	6,342	354,962

Diversified Financial Services 1.6%

Bank of America Corp.	79,071	736,942

JPMorgan Chase & Company (C)	68,932	2,873,086

NYSE Euronext	9,920	245,619

12	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Insurance 3.5%

ACE, Ltd.	19,920	$1,566,708

Aegon NV	27,924	156,818

Alleghany Corp. (I)	3,560	1,237,456

American International Group, Inc. (I)	9,300	324,849

Aon PLC	4,850	261,658

Assured Guaranty, Ltd.	18,000	250,020

Berkshire Hathaway, Inc., Class B (I)	6,780	585,453

Markel Corp. (I)	110	51,913

Marsh & McLennan Companies, Inc.	60,930	2,073,448

Platinum Underwriters Holdings, Ltd.	9,000	399,600

Primerica, Inc.	16,250	459,225

Prudential PLC	17,861	245,432

Reinsurance Group of America, Inc.	10,180	538,726

White Mountains Insurance Group, Ltd.	750	384,525

Real Estate Investment Trusts 0.4%

DiamondRock Hospitality Company	29,050	246,344

Host Hotels & Resorts, Inc.	19,570	282,982

Mack-Cali Realty Corp.	8,420	218,836

Unibail-Rodamco SE	701	158,446

Weyerhaeuser Company	6,000	166,140

Real Estate Management & Development 0.1%

BR Malls Participacoes SA	11,200	147,234

Thrifts & Mortgage Finance 0.2%

Northwest Bancshares, Inc.	41,420	492,898

Health Care 12.3%		30,273,122

Biotechnology 2.3%

Amgen, Inc.	7,754	671,070

Arena Pharmaceuticals, Inc. (I)	10,460	82,739

Biogen Idec, Inc. (I)	6,865	948,880

BioMarin Pharmaceutical, Inc. (I)	7,100	262,984

Celgene Corp. (I)	8,577	628,866

Gilead Sciences, Inc. (I)	23,326	1,566,574

Onyx Pharmaceuticals, Inc. (I)	5,280	413,741

Pharmacyclics, Inc. (I)	1,100	67,177

Regeneron Pharmaceuticals, Inc. (I)	3,580	509,434

Vertex Pharmaceuticals, Inc. (I)	11,905	574,297

Health Care Equipment & Supplies 1.8%

Edwards Lifesciences Corp. (I)	6,563	569,865

Haemonetics Corp. (I)	2,690	219,773

HeartWare International, Inc. (I)	1,480	124,290

Hologic, Inc. (I)	31,073	640,725

Intuitive Surgical, Inc. (I)	290	157,244

Medtronic, Inc. (C)	54,124	2,250,476

STERIS Corp.	9,600	341,856

Zimmer Holdings, Inc.	2,761	177,284

See notes to financial statements	Annual report | Hedged Equity & Income Fund	13

	Shares	Value
Health Care Providers & Services 1.8%

Aetna, Inc.	5,034	$219,986

Amsurg Corp. (I)	14,620	416,962

Cardinal Health, Inc.	47,675	1,960,873

Catamaran Corp. (I)	9,160	431,986

McKesson Corp.	2,500	233,275

Team Health Holdings, Inc. (I)	7,570	201,438

UnitedHealth Group, Inc.	16,444	920,864

Life Sciences Tools & Services 0.9%

Agilent Technologies, Inc.	8,090	291,159

Bruker Corp. (I)	8,703	105,219

Charles River Laboratories International, Inc. (I)	18,810	701,989

ICON PLC, ADR (I)	30,530	718,676

Life Technologies Corp. (I)	916	44,802

PAREXEL International Corp. (I)	8,970	275,289

Pharmaceuticals 5.5%

Abbott Laboratories	7,412	485,634

Auxilium Pharmaceuticals, Inc. (I)	4,920	100,762

Elan Corp. PLC, ADR (I)	4,310	46,548

Eli Lilly & Company	5,305	257,982

Johnson & Johnson	57,655	4,083,127

Merck & Company, Inc.	68,631	3,131,633

Mylan, Inc. (I)	2,600	65,884

Pfizer, Inc.	54,240	1,348,949

Roche Holdings AG	12,329	2,373,666

Salix Pharmaceuticals, Ltd. (I)	2,630	102,675

Teva Pharmaceutical Industries, Ltd., ADR	38,260	1,546,469

Industrials 13.9%		34,049,859

Aerospace & Defense 2.9%

Cubic Corp.	5,000	244,000

Honeywell International, Inc.	6,835	418,575

Lockheed Martin Corp.	22,543	2,111,603

Northrop Grumman Corp. (C)	30,955	2,126,299

Safran SA	5,413	215,619

The Boeing Company	12,837	904,238

United Technologies Corp.	14,550	1,137,228

Air Freight & Logistics 1.7%

Atlas Air Worldwide Holdings, Inc. (I)	4,800	263,952

FedEx Corp.	4,880	448,911

United Parcel Service, Inc., Class B	45,233	3,313,317

UTi Worldwide, Inc.	17,500	243,075

Building Products 0.8%

Lennox International, Inc.	27,175	1,360,109

Masco Corp.	17,500	264,075

Owens Corning, Inc. (I)	8,020	269,392

14	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Services & Supplies 0.9%

ACCO Brands Corp. (I)	62,050	$449,242

Corrections Corp. of America	10,100	339,865

G&K Services, Inc., Class A	13,920	448,920

The ADT Corp. (I)	3,233	134,202

Tyco International, Ltd.	4,566	122,688

United Stationers, Inc.	22,270	646,275

Construction & Engineering 0.3%

Jacobs Engineering Group, Inc. (I)	17,610	679,570

Electrical Equipment 0.6%

Acuity Brands, Inc.	3,690	238,743

Belden, Inc.	20,990	751,442

Hubbell, Inc., Class B	1,800	150,696

Polypore International, Inc. (I)	7,590	267,775

Industrial Conglomerates 1.5%

3M Company	19,370	1,696,812

Carlisle Companies, Inc.	19,900	1,105,445

Danaher Corp.	10,380	536,957

General Electric Company	18,832	396,602

Machinery 3.3%

Albany International Corp., Class A	24,850	545,955

Dover Corp.	1,255	73,066

Eaton Corp.	27,420	1,294,772

ESCO Technologies, Inc.	12,830	480,355

Flowserve Corp.	4,800	650,352

IDEX Corp.	11,045	469,744

Illinois Tool Works, Inc.	3,741	229,436

Kennametal, Inc.	5,700	201,894

Mueller Industries, Inc.	12,630	553,194

PACCAR, Inc.	29,700	1,287,198

Pall Corp.	8,805	554,363

Parker Hannifin Corp.	3,446	271,062

Pentair, Ltd.	173	7,308

Stanley Black & Decker, Inc.	16,450	1,139,985

Valmont Industries, Inc.	1,120	151,312

Wabtec Corp.	2,490	203,931

Marine 0.2%

Kirby Corp. (I)	9,460	543,761

Matson, Inc.	2,200	46,750

Professional Services 0.4%

IHS, Inc., Class A (I)	2,750	232,073

Manpower, Inc.	7,940	301,244

Towers Watson & Company, Class A	7,030	377,581

Road & Rail 0.6%

Canadian National Railway Company	5,730	494,774

Genesee & Wyoming, Inc., Class A (I)	6,020	436,269

Hertz Global Holdings, Inc. (I)	31,300	415,351

See notes to financial statements	Annual report | Hedged Equity & Income Fund	15

	Shares	Value
Trading Companies & Distributors 0.7%

GATX Corp.	13,310	$551,833

MSC Industrial Direct Company, Inc., Class A	16,765	1,250,669

Information Technology 17.4%		42,659,454

Communications Equipment 2.4%

Cisco Systems, Inc. (C)	254,400	4,360,416

F5 Networks, Inc. (I)	737	60,788

Juniper Networks, Inc. (I)	22,500	372,825

QUALCOMM, Inc.	15,869	929,527

Riverbed Technology, Inc. (I)	4,743	87,603

Computers & Peripherals 3.0%

Apple, Inc. (C)	9,218	5,485,632

Diebold, Inc.	11,630	345,993

EMC Corp. (C)(I)	50,772	1,239,852

NetApp, Inc. (I)	8,064	216,922

QLogic Corp. (I)	11,012	103,293

Electronic Equipment, Instruments & Components 0.3%

Coherent, Inc. (I)	4,780	218,207

MTS Systems Corp.	8,300	418,403

National Instruments Corp.	4,570	107,669

Universal Display Corp. (I)	2,820	92,440

Internet Software & Services 2.3%

Akamai Technologies, Inc. (I)	11,670	443,343

Dropbox, Inc. (I)	8,535	77,234

eBay, Inc. (I)	27,794	1,342,172

Equinix, Inc. (I)	2,460	443,809

Facebook, Inc., Class A (I)	10,590	223,608

Google, Inc., Class A (I)	2,218	1,507,730

IAC/InterActiveCorp	13,211	638,752

LinkedIn Corp., Class A (I)	6,170	659,758

Tencent Holdings, Ltd.	4,900	173,420

IT Services 2.4%

Automatic Data Processing, Inc.	18,616	1,075,819

Fiserv, Inc. (I)	5,680	425,659

Forrester Research, Inc.	5,600	162,064

IBM Corp.	4,347	845,622

Mastercard, Inc., Class A	700	322,651

MAXIMUS, Inc.	9,140	504,345

Teradata Corp. (I)	2,415	164,969

The Western Union Company	138,417	1,757,896

Visa, Inc., Class A	4,402	610,822

Office Electronics 0.1%

Zebra Technologies Corp., Class A (I)	8,260	296,782

Semiconductors & Semiconductor Equipment 1.8%

Altera Corp.	11,370	346,558

Analog Devices, Inc.	42,840	1,675,472

Intel Corp.	54,780	1,184,618

Maxim Integrated Products, Inc.	17,330	477,008

16	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)

Skyworks Solutions, Inc. (I)	21,840	$511,056

Xilinx, Inc.	6,344	207,829

Software 5.1%

Activision Blizzard, Inc.	20,050	218,345

ANSYS, Inc. (I)	8,380	593,974

Autodesk, Inc. (I)	673	21,428

BMC Software, Inc. (I)	3,093	125,885

Cadence Design Systems, Inc. (I)	29,670	375,622

Check Point Software Technologies, Ltd. (I)	15,653	697,028

Citrix Systems, Inc. (I)	5,934	366,781

Concur Technologies, Inc. (I)	4,800	317,904

FactSet Research Systems, Inc.	4,995	452,297

Imperva, Inc. (I)	4,090	128,958

MICROS Systems, Inc. (I)	6,670	302,751

Microsoft Corp.	109,842	3,134,341

NetSuite, Inc. (I)	1,676	106,443

Oracle Corp. (C)	120,923	3,754,659

Red Hat, Inc. (I)	6,449	317,097

Salesforce.com, Inc. (I)	5,210	760,556

ServiceNow, Inc. (I)	2,100	64,365

Splunk, Inc. (I)	3,380	94,809

Synopsys, Inc. (I)	4,700	151,340

TIBCO Software, Inc. (I)	11,340	285,881

Websense, Inc. (I)	16,200	214,164

Workday, Inc., Class A (I)	1,160	56,260

Materials 3.5%		8,549,300

Chemicals 1.6%

CF Industries Holdings, Inc.	1,835	376,524

Innospec, Inc. (I)	11,000	356,180

Koppers Holdings, Inc.	7,000	249,900

LyondellBasell Industries NV, Class A	3,000	160,170

Monsanto Company	4,979	428,543

Sensient Technologies Corp.	6,600	240,108

The Dow Chemical Company	32,640	956,352

The Sherwin-Williams Company	5,794	826,109

W.R. Grace & Company (I)	2,500	160,400

Westlake Chemical Corp.	2,007	152,652

Construction Materials 0.2%

Cemex SAB de CV, ADR (I)	15,600	141,024

Siam Cement PCL, NVDR	6,300	76,584

Vulcan Materials Company	4,050	186,179

Containers & Packaging 0.7%

Aptargroup, Inc.	6,110	313,321

Ball Corp.	2,900	124,207

Crown Holdings, Inc. (I)	3,300	126,225

Graphic Packaging Holding Company (I)	31,810	188,315

Greif, Inc., Class A	5,930	248,823

See notes to financial statements	Annual report | Hedged Equity & Income Fund	17

	Shares	Value
Containers & Packaging (continued)

Rock-Tenn Company, Class A	4,580	$335,210

Silgan Holdings, Inc.	9,870	427,470

Metals & Mining 0.3%

Allied Nevada Gold Corp. (I)	3,175	117,221

Cliffs Natural Resources, Inc.	3,702	134,272

Freeport-McMoRan Copper & Gold, Inc.	11,340	440,899

Walter Energy, Inc.	1,975	69,046

Paper & Forest Products 0.7%

Deltic Timber Corp.	6,170	418,696

International Paper Company	21,980	787,543

Louisiana-Pacific Corp. (I)	23,190	366,170

Mondi PLC	12,811	141,157

Telecommunication Services 1.0%		2,544,127

Diversified Telecommunication Services 1.0%

American Tower Corp.	2,275	171,266

AT&T, Inc.	33,640	1,163,608

Verizon Communications, Inc.	27,089	1,209,253

Utilities 1.8%		4,399,535

Electric Utilities 0.4%

Duke Energy Corp.	5,015	329,435

UNS Energy Corp.	8,290	353,486

Westar Energy, Inc.	9,610	285,417

Gas Utilities 1.4%

Atmos Energy Corp.	9,200	330,924

New Jersey Resources Corp.	3,390	150,719

UGI Corp.	83,845	2,707,355

WGL Holdings, Inc.	6,090	242,199

	Number of
	Contracts	Value
Options Purchased 3.5%		$8,550,000

(Cost $17,295,747)

Put Options 3.5%		8,550,000

S&P 500 Index (Expiration Date: 6-22-13; Strike Price: $1,275; Counterparty:
Morgan Stanley Company, Inc.) (I)	1,900	8,550,000

18	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Par value	Value
Short-Term Investments 3.6%		$8,900,000

(Cost $8,900,000)

Repurchase Agreement 3.6%		8,900,000

Goldman Sachs Tri-Party Repurchase Agreement dated 10-31-12 at
0.280% to be repurchased at $8,900,069 on 11-1-12, collateralized by $8,362,442 Federal National Mortgage Association, 3.500%
due 4-1-26 (valued at $9,053,610, including interest)	$8,900,000	8,900,000

Total investments (Cost $250,797,694)† 101.9%		$249,923,025

Other assets and liabilities, net (1.9%)		($4,629,211)

Total net assets 100.0%		$245,293,814

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(C) A portion of this security is pledged as collateral for options. Total collateral value at 10-31-12 was $36,464,520.

(I) Non-income producing security.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933, as follows:

Value as a
			Beginning	Ending	percentage
	Acquisition	Acquisition	share	share	of Fund's	Value as of
Issuer, Description	date	cost	amount	amount	net assets	10-31-12

Allstar Co-Invest	8-1-11	$240,553	236,300	236,300	0.09%	$228,880
Block Feeder LLC

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $251,944,840. Net unrealized depreciation aggregated $2,021,815, of which $16,611,980 related to appreciated investment securities and $18,633,795 related to depreciated investment securities.

See notes to financial statements	Annual report | Hedged Equity & Income Fund	19

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $250,797,694)	$249,923,025
Cash	3,710
Receivable for investments sold	988,567
Dividends and interest receivable	145,744
Other receivables and prepaid expenses	5,438

Total assets	251,066,484

Liabilities

Payable for investments purchased	777,227
Payable for fund shares repurchased	212,223
Written options, at value (Premiums received $12,275,016)	4,682,000
Payable to affiliates
Accounting and legal services fees	7,381
Trustees’ fees	920
Other liabilities and accrued expenses	92,919

Total liabilities	5,772,670

Net assets

Paid-in capital	$246,157,200
Accumulated distributions in excess of net investment income	(615)
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(7,580,708)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	6,717,937

Net assets	$245,293,814

Net asset value per share

Based on 13,934,006 shares of beneficial interest outstanding — unlimited
number of shares authorized with par value of $0.01 per share	$17.60

20	Hedged Equity & Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,769,983
Interest	13,176
Less foreign taxes withheld	(26,385)

Total investment income	4,756,774

Expenses

Investment management fees	2,539,167
Accounting and legal services fees	49,705
Transfer agent fees	18,296
Trustees’ fees	36,452
Printing and postage	37,400
Professional fees	96,561
Custodian fees	44,026
Stock exchange listing fees	41,781
Other	22,531

Total expenses	2,885,919

Net investment income	1,870,855

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(6,686,949)
Written options	7,801,413
Foreign currency transactions	(13,537)

1,100,927
Change in net unrealized appreciation (depreciation) of
Investments	12,260,249
Written options	11,041,405
Translation of assets and liabilities in foreign currencies	(364)

23,301,290

Net realized and unrealized gain	24,402,217

Increase in net assets from operations	$26,273,072

See notes to financial statements	Annual report | Hedged Equity & Income Fund	21

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	10-31-12	10-31-11[1]
Increase (decrease) in net assets

From operations
Net investment income	$1,870,855	$337,387
Net realized gain (loss)	1,100,927	(8,723,640)
Change in net unrealized appreciation (depreciation)	23,301,290	(16,583,353)

Increase (decrease) in net assets resulting from operations	26,273,072	(24,969,606)

Distributions to shareholders
From net investment income	(1,850,217)	(317,301)
From tax return of capital	(16,575,845)	(4,982,535)

Total distributions	(18,426,062)	(5,299,836)

From Fund share transactions
Shares issued	—	279,246,500[2,3]
Shares repurchased	(10,945,445)	—
Offering costs	—	(584,809)

Total from Fund share transactions	(10,945,445)	278,661,691

Total increase (decrease)	(3,098,435)	248,392,249

Net assets

Beginning of year	248,392,249	—[3]

End of year	$245,293,814	$248,392,249

Undistributed (Accumulated distributions in excess of) net
investment income	($615)	$118

Share activity

Shares outstanding
Beginning of year	14,620,236	—
Shares issued	—	14,620,236
Shares repurchased	(686,230)	—

End of year	13,934,006	14,620,236

1 Period from 5-26-11 (commencement of operations) to 10-31-11.

2 Net of underwriting commissions of $13,153,500, or $0.90 per share, which were paid to brokers in connection with the Fund’s initial public offerings.

3 Initial seed capital of $100,000 is included in Fund share transactions for the period ended 10-31-11.

22	Hedged Equity & Income Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-12	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$16.99	$19.10[2]
Net investment income[3]	0.13	0.02
Net realized and unrealized gain (loss) on investments	1.68	(1.73)
Total from investment operations	1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.13)	(0.02)
From tax return of capital	(1.16)	(0.34)
Total distributions	(1.29)	(0.36)
Anti-dilutive impact of repurchase plan	0.09[4]	—
Offering costs related to common shares	—	(0.04)
Net asset value, end of period	$17.60	$16.99
Per share market value, end of period	$16.14	$15.18
Total return at net asset value (%)[5]	12.17	(8.98)[6]
Total return at market value (%)[5]	15.14	(22.33)[6]

Ratios and supplemental data

Net assets applicable to common shares, end of period (in millions)	$245	$248
Ratios (as a percentage of average net assets):
Expenses	1.14	1.15[7]
Net investment income	0.74	0.31[7]
Portfolio turnover (%)	76	38

1 Period from 5-26-11 (commencement of operations) to 10-31-11.
2 Reflects the deduction of a $0.90 per share sales load.
3 Based on the average daily shares outstanding.
4 The repurchase plan was completed at an average repurchase price of $15.95 for 686,230 shares.
5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
6 Not annualized.
7 Annualized.

See notes to financial statements	Annual report | Hedged Equity & Income Fund	23

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

24	Hedged Equity & Income Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$36,659,963	$35,877,976	$553,107	$228,880
Consumer Staples	15,895,684	15,895,684	—	—
Energy	23,704,800	21,406,192	2,298,608	—
Financials	33,737,181	31,996,199	1,740,982	—
Health Care	30,273,122	27,899,456	2,373,666	—
Industrials	34,049,859	33,834,240	215,619	—
Information Technology	42,659,454	42,408,800	173,420	77,234
Materials	8,549,300	8,331,559	217,741	—
Telecommunication
Services	2,544,127	2,544,127	—	—
Utilities	4,399,535	4,399,535	—	—
Options Purchased	8,550,000	8,550,000	—	—
Short-Term Investments	8,900,000	—	8,900,000	—

Total Investments in
Securities	$249,923,025	$233,143,768	$16,473,143	$306,114
Other Financial
Instruments:
Written Options	($4,682,000)	($4,682,000)	—	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Annual report | Hedged Equity & Income Fund	25

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2012, the Fund has a short-term capital loss carryforward of $7,586,903 available to offset future net realized capital gains which does not expire.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In August 2012, the Board of Trustees amended the managed distribution plan (the Distribution Plan). Under the amended Distribution Plan, the Fund makes quarterly distributions of an amount equal to $0.3230 per share, based upon an annualized distribution rate of 7.25% of the Fund’s net asset value of $17.82 on July 31, 2012. This amount will be paid quarterly until further notice. Under the prior Distribution Plan, the Fund made quarterly distributions of an amount equal to 1.8125% of the Fund’s net asset value as of each measuring date, based upon an annual rate of 7.25% (the amount of each quarterly distribution was determined based on the net asset value of the Fund at the close of the NYSE on the last business day of the month ending two months prior to each quarterly declaration date).

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the Fund’s net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the Fund may also make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the Fund’s shares.

26	Hedged Equity & Income Fund | Annual report

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays distributions quarterly through its managed distribution plan described above. The tax character of distributions for the year ended October 31, 2012 and the period ended October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$1,850,217	$317,301
Tax Return of Capital	$16,575,845	$4,982,535

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. Capital losses generated in the year ended October 31, 2011, which carried forward to the fiscal year ended October 31, 2012, and losses realized on the put spread strategy, offset realized capital gains and gains generated on the option writing strategy, which resulted in a tax return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund invests in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Annual report | Hedged Equity & Income Fund	27

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended October 31, 2012, the Fund used purchased options to hedge against changes in securities markets. During the year ended October 31, 2012, the Fund held purchased options with market values ranging from $6.7 million to $16.4 million as measured at each quarter end.

During the year ended October 31, 2012, the Fund wrote option contracts to generate earnings from option premiums and to attempt to reduce overall volatility. The following tables summarize the Fund’s written options activities during the year ended October 31, 2012 and the contracts held at October 31, 2012.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED (PAID)

Outstanding, beginning of period	3,050	$9,440,111
Options written	19,000	32,356,152
Options closed	(19,250)	(29,521,247)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	2,800	$12,275,016

	EXERCISE	EXPIRATION	NUMBER OF
OPTIONS	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
S&P 500 Index	$1,450	Nov 2012	450	$544,037	($189,000)
S&P 500 Index	1,465	Nov 2012	450	526,725	(94,500)
Total			900	$1,070,762	($283,500)
PUTS
S&P 500 Index	$1,150	Jun 2013	1,900	$11,204,254	($4,398,500)
Total			1,900	$11,204,254	($4,398,500)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

				LIABILITY
	STATEMENT OF ASSETS	FINANCIAL INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Investments, at value*	Purchased options*	$8,550,000	—
	Written options, at value	Written options	—	$4,682,000
			$8,550,000	$4,682,000

* Purchased options are included in the Fund’s investments.

28	Hedged Equity & Income Fund | Annual report

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	($11,351,788)	$7,801,413

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPTIONS

Equity contracts	Change in net unrealized	($11,720,519)	$11,041,405
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation.

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 1.00% of the Fund’s average daily gross assets. The Adviser has a subadvisory agreement with Wellington Management Company, LLP. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Annual report | Hedged Equity & Income Fund	29

Note 6 — Fund share transactions

On May 26, 2011, the Fund completed its initial public offering of 14,015,000 common shares, and on July 13, 2011, completed a supplemental offering of 600,000 common shares, each at an offering price of $20.00 per share. Underwriting commissions of $0.90 per share, or $13,153,500, were paid to brokers in connection with these public offerings. Prior to the public offerings, the Fund was seeded with initial capital of $100,000 in return for 5,236 shares. Offering costs of approximately $1,103,000 were absorbed by the Adviser.

On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011). During the year ended October 31, 2012, the Fund repurchased 4.69% of shares outstanding under the Repurchase Plan. The weighted average discount per share on these repurchases amounted to 10.66% for the year ended October 31, 2012. Shares repurchased and corresponding dollar amounts are included in the Statement of changes in net assets. The anti-dilutive impact of these share repurchases is included on the Financial highlights. On December 12, 2012, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2013 and December 31, 2013, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2012).

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $183,038,724 and $209,121,311, respectively, for the year ended October 31, 2012.

Note 8 — Subsequent event

On December 12, 2012, The Board of Trustees voted to change the Fund’s fiscal year end from October 31 to December 31.

30	Hedged Equity & Income Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Hedged Equity & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Hedged Equity & Income Fund (the “Fund”) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Hedged Equity & Income Fund	31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

32	Hedged Equity & Income Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the NYSE. The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The Fund uses an equity strategy (the “equity strategy”) and an actively managed option overlay strategy (the “option overlay strategy”) to pursue its investment objective. The equity strategy seeks to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the equity strategy is to participate in and capture the broader equity market returns in rising market conditions, while seeking to limit losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies. The option overlay strategy pursues two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index puts).

Dividends and distributions

During the year ended October 31, 2012, dividends from net investment income totaling $0.1294 per share and a tax return of capital totaling $1.1589 per share were paid to shareholders. The date of payment and the amount per share are as follows:

PAYMENT DATE	DISTRIBUTIONS

December 30, 2011	$0.3079
March 30, 2012	$0.3237
June 29, 2012	$0.3337
September 28, 2012	$0.3230
Total	$1.2883

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

Annual report | Hedged Equity & Income Fund	33

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

34	Hedged Equity & Income Fund | Annual report

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below. Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

For a Term to Expire in 2016:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	12,074,033	336,633
James M. Oates	12,114,373	296,293
Steven R. Pruchansky	12,098,086	312,580
Non-Independent Trustee
Craig Bromley	12,101,057	309,609

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	12,110,622	300,044
Peter S. Burgess	12,115,000	295,666
Theron S. Hoffman	12,116,740	293,926
Non-Independent Trustee
Warren A. Thomson	12,103,958	306,708

Annual report | Hedged Equity & Income Fund	35

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	12,071,216	339,450
Grace K. Fey	12,115,355	295,311
Hassell H. McClellan	12,070,207	340,459
Gregory A. Russo	12,083,880	326,786
Non-Independent Trustee
James R. Boyle	12,114,968	295,698

36	Hedged Equity & Income Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Hedged Equity & Income Fund (the Fund) met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) between the Adviser and Wellington Management Company, LLP (the Subadviser) with respect to the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment

Annual report | Hedged Equity & Income Fund	37

advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

38	Hedged Equity & Income Fund | Annual report

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (NAV) and market value (Market)) over a certain time period ended December 31, 2011 and that of its Category average and benchmark index over the same period:

SINCE INCEPTION
(5-26-11)

Hedged Equity & Income Fund (NAV)	–7.01%
Options Arbitrage/Options Strategy Cat. Average (NAV)	–5.75%
Russell 3000 TR Index	–6.72%
Hedged Equity & Income Fund (Market)	–23.80%
Options Arbitrage/Options Strategy Cat. Average (Market)	–12.64%

The Board noted that the Fund at NAV underperformed its Category’s average NAV performance and its benchmark index’s performance since inception.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

Annual report | Hedged Equity & Income Fund	39

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was the same as the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	1.00%	1.00%
Gross Expense Ratio	1.15%	1.15%
Net Expense Ratio	1.15%	1.15%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the subadvisory fee under the Subadvisory Agreement had been negotiated by the Adviser and the Subadviser on an arm’s-length basis. For this reason, the Subadviser’s separate profitability from its relationship with the Fund was not a factor in determining whether to renew the Subadvisory Agreement. In evaluating overall fees for investment management, the Board recognized the inherently higher cost structure of subadvised funds.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

40	Hedged Equity & Income Fund | Annual report

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Hedged Equity & Income Fund	41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2011	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

42	Hedged Equity & Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2011	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	2011	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2011	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Hedged Equity & Income Fund	43

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2011

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2011

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

44	Hedged Equity & Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2011

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2011

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2011

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan and Mr. Russo serve for a term expiring in 2014.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Hedged Equity & Income Fund	45

More information

Trustees	Officers	Investment adviser
James M. Oates	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Charles L. Bardelis*		Subadviser
James R. Boyle†	Andrew G. Arnott	Wellington Management
Craig Bromley†	Executive Vice President	Company, LLP
Peter S. Burgess*
William H. Cunningham	Thomas M. Kinzler	Custodian
Grace K. Fey	Secretary and Chief Legal Officer	State Street Bank and
Theron S. Hoffman*		Trust Company
Deborah C. Jackson	Francis V. Knox, Jr.
Hassell H. McClellan	Chief Compliance Officer	Transfer agent
Steven R. Pruchansky		Computershare Shareowner
Vice Chairman	Charles A. Rizzo	Services, LLC
Gregory A. Russo	Chief Financial Officer
Warren A. Thomson†		Legal counsel
	Salvatore Schiavone	K&L Gates LLP
*Member of the	Treasurer
Audit Committee		Independent registered
†Non-Independent Trustee		public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HEQ

For shareholder assistance refer to page 35

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

46	Hedged Equity & Income Fund | Annual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

P150A 10/12
12/12

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $37,141 for the fiscal period ended October 31, 2012 and $45,233 for the fiscal period ended October 31, 2011. John Hancock Hedged Equity & Income Fund commenced operations on May 26, 2011.These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The audit-related fees were $0 for the fiscal period ended October 31, 2012 and $0 for the fiscal period ended October 31, 2011 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,492 for the fiscal period ended October 31, 2012 and $3,390 for the fiscal period ended October 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $419 for the fiscal period ended October 31, 2012 and $27,973 for the fiscal period ended October 31, 2011 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $3,659,845 for the fiscal period ended October 31, 2012 and $1,703,141 for the fiscal period ended October 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management portfolio managers Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of November 1, 2012.

Kent M. Stahl, CFA
Senior Vice President and Director of Investments and Risk Management,
Wellington Management Company, LLP since 1998
Joined Fund team since its inception (2011)

Gregg R. Thomas, CFA
Vice President and Director of Risk Management,
Wellington Management Company, LLP since 2001
Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGER NAME	MANAGER

Kent M. Stahl, CFA	Other Registered Investment Companies: Seven (7) accounts
with total net assets of approximately $8.2 billion

Other Pooled Investment Vehicles: Two (2) accounts with
total net assets of approximately $522 million

Other Accounts: None

Gregg R. Thomas,	Other Registered Investment Companies: Four (4) accounts
CFA	with total net assets of approximately $3.1 billion

Other Pooled Investment Vehicles: Two (2) accounts with
total net assets of approximately $522 million

Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2012. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-today management of the Fund (the “Investment Professionals”) includes a base salary. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an investment professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stahl is a partner of the firm.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Kent M. Stahl, CFA	$0

Gregg R. Thomas, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of
			Shares
	Total		Purchased as	Maximum Number
	Number of		Part of Publicly	of Shares that May
	Shares	Average Price	Announced	Yet Be Purchased
Period	Purchased	per Share	Plans*	Under the Plans

11-Nov	-	-	-	-
11-Dec	-	-	-	1,462,024*
12-Jan	145,349	$15.665	145,349	1,316,675
12-Feb	67,084	$16.506	212,433	1,249,591
12-Mar	56,979	$16.409	269,412	1,192,612
12-Apr	-	-	269,412	1,192,612
12-May	125,440	$15.832	394,852	1,067,172
12-Jun	78,235	$15.379	473,087	988,937
12-Jul	59,543	$15.889	532,630	929,394
12-Aug	58,600	$16.157	591,230	870,794
12-Sep	81,900	$16.264	673,130	788,894
12-Oct	13,100	$16.200	686,230	775,794
Total	686,230	$15.950		-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011). On December 12, 2012, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2013 and December 31, 2013, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2012).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

(C)(4) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2012